3Q16 Call CURRENT Better/ October 25, 2016 February 15, 2017 Worse 2017E 2018E Global GDP Growth Forecast (1) 2017E: 3.4% 2017E: 3.4% tu 3.4% 3.6% U.S. GDP Growth Forecast (1) 2017E: 2.2% 2017E: 2.3% p 2.3% 2.5% U.S. Unemployment Rate (2) 5.0% 4.8% q 4.6% 4.5% Inflation Rate – U.S. Annual CPI Index (2) 1.5% 2.5% p 2.4% 2.3% Crude Oil ($/barrel) (3) $50 $53 p $55 $60 Control of White House, Senate and HoR (4) D,D,R R,R,R p R,R,R R,R,R Three-Month Libor (USD) (2) 0.9% 1.0% p 1.5% n/a 10-Yr U.S. Treasury Yield (2) 1.8% 2.5% p 2.8% n/a GBP-USD (2) 1.22 1.25 p 1.24 1.28 EUR-USD (2) 1.09 1.06 q 1.05 1.10 S&P 500 (2) 2,143 (YTD 6.7%); P/E: 20.1x 2,349 (YTD 5.2%); P/E: 21.6x p 18.1x 16.2x NASDAQ 100 (2) 4,891 (YTD 7.6%); P/E: 24.6x 5,302 (YTD 9.2%); P/E: 25.6x p 19.9x 17.5x RMZ (2) (5) 1,149 (YTD 7.7%); P/FFO: 15.5x 1,153 (YTD 0.8%); P/FFO: 15.9x q 15.9x n/a IT Spending Growth Worldwide (6) 2017E: 2.6% 2017E: 2.7% p 2.7% 2.6% Server Shipment Worldwide (7) 2017E: 3.7% 2017E: 6.4% p 6.4% 2.3% Global Data Center to Data Center IP Traffic (8) CAGR 2014 - 2019E: 31% CAGR 2015 - 2020E: 32% p CAGR 2015 - 2020E: 32% Global Cloud IP Traffic (8) CAGR 2014 - 2019E: 33% CAGR 2015 - 2020E: 30% q CAGR 2015 - 2020E: 30%

Northern Virginia Atlanta Miami Chicago Los Angeles Phoenix Dallas New York Existing Markets New Colocation Presence

    

4Q16 / 4Q15 Revenue Growth

Total

USD CAD GBP EURO JPY HKD SGD AUD

   



Powering the Digital Economy

DIGITAL REALTY

4Q16 FINANCIAL RESULTS

FEBRUARY 2017

DIGITAL REALTY

The Next Horizon
Three-Year Guideposts

Our Focus

Our philosophy is to deliver superior returns by capitalizing on our core competencies and tailoring them to meet our customers' growing and evolving data center needs



1 SUPERIOR RETURNS

+30 bps
IMPROVEMENT IN RETURN ON INVESTED CAPITAL [1]

2 CAPITAL ALLOCATION

$874 million
EUROPEAN PORTFOLIO ACQUISITON

3 PRODUCT OFFERINGS

Expanded Colocation Footprint

SERVICE EXCHANGE

4 OPERATING EFFICIENCIES

57.3%
ADJUSTED EBITDA MARGIN [1]

1) For the year ended December 31, 2016.

Diversifying Product Offerings

Facilitating Secure Connections to Multiple Service Providers



SERVICE EXCHANGE

A software-defined network (SDN) that allows a customer to establish direct, private connections to multiple cloud service providers, other participants of the platform, and other data centers on the connected network from a single interface

AT LAUNCH

8 MARKETS ACROSS NORTH AMERICA

43 DATA CENTERS

Google Cloud Platform

amazon web services

Microsoft Azure

IN 2017

17 MARKETS
12 NORTH AMERICA
5 INTERNATIONAL

61 DATA CENTERS

Private Access to SaaS Applications

$38 Bn SaaS Market (1)

1) Source: Gartner. Represents estimated SaaS market size in 2016.

Firm Fundamentals
Robust Demand, Rational Supply

Demand Outpacing Supply in Top-Tier Data Center Markets

NORTHERN VIRGINIA

Inventory [1]

1Q16	2Q16	3Q16	4Q16
494 MW	553 MW	586 MW	616 MW

Occupancy Rate (4Q16)

Market [1]: 96%

DLR: 98%

LTM Digital Realty Deliveries

15 MW

96% Leased

2x Market Absorption-to-Construction [2]

DALLAS

Inventory [1]

1Q16	2Q16	3Q16	4Q16
263 MW	268 MW	277 MW	282 MW

Occupancy Rate (4Q16)

Market [1]: 91%

DLR: 91%

LTM Digital Realty Deliveries

13 MW

88% Leased

2x Market Absorption-to-Construction [2]

CHICAGO

Inventory [1]

1Q16	2Q16	3Q16	4Q16
210 MW	214 MW	251 MW	265 MW

Occupancy Rate (4Q16)

Market [1]: 91%

DLR: 92%

LTM Digital Realty Deliveries

11 MW

100% Leased

3x Market Absorption-to-Construction [2]

National Metro Areas

Construction concentrated in metro areas characterized by robust leasing velocity and high visibility of demand

Healthy Occupancy Rates

Tight market vacancy rates; recent deliveries likewise largely leased

LTM Absorption Outpacing Construction [2]

2016 market absorption = 2-3x current construction pipelines

Source: Digital Realty internal estimates and datacenterHawk.

1) Source: datacenterHawk. Excludes owner-occupied data centers.

2) Calculated as 2016 market absorption divided by current data center construction.

Improving Economic Growth Outlook
Long-Term Secular Data Center Demand Drivers

		3Q16 Call October 25, 2016	CURRENT February 15, 2017	Better/ Worse	2017E	2018E
MACROECONOMIC	Global GDP Growth Forecast [1]	2017E: 3.4%	2017E: 3.4%	◀▶	3.4%	3.6%
	U.S. GDP Growth Forecast [1]	2017E: 2.2%	2017E: 2.3%	▲	2.3%	2.5%
	U.S. Unemployment Rate [2]	5.0%	4.8%	▼	4.6%	4.5%
	Inflation Rate – U.S. Annual CPI Index [2]	1.5%	2.5%	▲	2.4%	2.3%
	Crude Oil ($/barrel) [3]	$50	$53	▲	$55	$60
	Control of White House, Senate and HoR [4]	D,D,R	R,R,R	▲	R,R,R	R,R,R
INTEREST RATES	Three-Month Libor (USD) [2]	0.9%	1.0%	▲	1.5%	n/a
	10-Yr U.S. Treasury Yield [2]	1.8%	2.5%	▲	2.8%	n/a
	GBP-USD [2]	1.22	1.25	▲	1.24	1.28
	EUR-USD [2]	1.09	1.06	▼	1.05	1.10
EQUITY MARKETS	S&P 500 [2]	2,143 (YTD 6.7%); P/E: 20.1x	2,349 (YTD 5.2%); P/E: 21.6x	▲	18.1x	16.2x
	NASDAQ 100 [2]	4,891 (YTD 7.6%); P/E: 24.6x	5,302 (YTD 9.2%); P/E: 25.6x	▲	19.9x	17.5x
	RMZ [2] [5]	1,149 (YTD 7.7%); P/FFO: 15.5x	1,153 (YTD 0.8%); P/FFO: 15.9x	▼	15.9x	n/a
INDUSTRY	IT Spending Growth Worldwide [6]	2017E: 2.6%	2017E: 2.7%	▲	2.7%	2.6%
	Server Shipment Worldwide [7]	2017E: 3.7%	2017E: 6.4%	▲	6.4%	2.3%
	Global Data Center to Data Center IP Traffic [8]	CAGR 2014 - 2019E: 31%	CAGR 2015 - 2020E: 32%	▲	CAGR 2015 - 2020E: 32%	
	Global Cloud IP Traffic [8]	CAGR 2014 - 2019E: 33%	CAGR 2015 - 2020E: 30%	▼	CAGR 2015 - 2020E: 30%	

1) IMF World Economic Outlook – October 2016 and January 2017
2) Bloomberg
3) Bloomberg, NY Mercantile Exchange WTI Crude Oil (Front Month)
4) Nate Silver FiveThirtyEight.com – February 2017
5) Citi Investment Research – October 2016 and February 2017
6) Gartner: IT Spending, Worldwide, Constant Currency, January 2017
7) Gartner: Servers Forecast Worldwide, 3Q16 / October 2016 and 4Q16 / January 2017
8) Cisco Global Cloud Index: Forecast and Methodology, 2015-20120 – November 2016

FINANCIAL RESULTS



DIGITAL REALTY

Lumpy but Healthy
Comprehensive Solutions Attract Diverse Customer Base

Historical Lease Signings
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	107,001	$164	$17.5 million
Powered Base Building®	-	-	-
Colocation	24,918	$295	$7.3 million
Non-Technical	9,856	$38	$0.4 million
Interconnection	-	-	$7.5 million
Total	**141,775**	**$231**	**$32.7 million**



$ in millions
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2009
2010
2011
2012
2013
2014
2015
2016

Note: Darker shading represents interconnection signings.

1) Includes signings for new and re-leased space.

2) GAAP rental revenues include total rent for new leases and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

M&A Scorecard
Met or Exceeded Key 2016 Financial Targets

2016 REVENUE TARGET

OPERATING REVENUE

99% OF TARGET

$381 million ACHIEVED

SAME STORE UTILIZATION (1)

+480 bps

COLOCATION LEASE-UP (2)



December 2015
December 2016
29.2%
46.5%
19.6%
67.0%
96.5%
97.1%
2820 NW Pkwy. (Santa Clara)
3433 S. 120th Pl. (Seattle)
56 Marietta (Atlanta)

2016 OPERATING TARGETS

EXPENSE SYNERGIES

120%+ OF TARGET

$18 million ACHIEVED

CORE EBITDA (3)

107% OF TARGET

$159 million ACHIEVED



($ in millions)
$38
$39
$39
$42
1Q16
2Q16
3Q16
4Q16

2017 COLOCATION EXPANSIONS



Chicago
New York
Northern Virginia
Los Angeles
Phoenix
Dallas
Atlanta
Miami
Existing Markets
New Colocation Presence

7 MW TOTAL PLANNED EXPANSION

8 NEW AND EXISTING MARKETS

1,600 kW ATLANTA New Development

1,000 kW CHICAGO 350 E Cermak Rd.

600 kW NORTHERN VIRGINIA 44100 Digital Loudoun

1) Utilization based on sellable square feet. Utilization as of December 31, 2016 compared to March 31, 2015.
2) Based on net rentable square feet. As of December 31, 2016 compared to December 31, 2015.
3) Represents Telx EBITDA adjusted for non-cash rent expense and non-cash compensation. Excludes synergies. For a definition of Core EBITDA and a reconciliation to net income (loss), please see the Appendix.

Healthy Backlog Sets a Solid Foundation
Front-End-Loaded Commencement Schedule


Backlog Roll-Forward + Commencement Timing
$ in millions
Current Period Backlog
Signings
Commencements
Total Backlog
$125
$100
$75
$50
$25
$-
$86
$33
($41)
$78
$68
$2
$8
$78
3Q16 Backlog
Signings
Commencements
4Q16 Backlog
2017
2018
2020+
Total Backlog

Note: Amounts shown represent GAAP annualized base rent from signed, but not yet commenced, leases and are based on current estimates of future lease commencement timing. Actual results may vary from current estimates. The lag between lease signing and lease commencement (and receipt of rents) may be significant. Expected commencement date at time of signing.

Cycling Through Peak Vintage Renewals
Positive Mark-to-Market Across All Property Types

PRODUCT TYPE	RENEWALS	RE-LEASING SPREADS	
Turn-Key Flex®	▪ Renewed 119,316 square feet of Turn-Key Flex® data centers at a rental rate increase of 2% on a cash basis and increase of 8% on a GAAP basis	2% CASH	8% GAAP
Powered Base Building®	▪ Renewed 103,235 square feet of Powered Base Building® data centers at a rental rate increase of 18% on a cash basis and a 20% increase on a GAAP basis	18% CASH	20% GAAP
Colocation	▪ Renewed 86,466 square feet of colocation space at a rental rate increase of 3% on a cash basis and increase of 3% on a GAAP basis	3% CASH	3% GAAP
Total	▪ Signed renewal leases representing $47 million of annualized GAAP rental revenue ▪ Rental rates were up on a cash basis by 3% and increased by 5% on a GAAP basis for total data center space	3% CASH	5% GAAP

Note: Total represents Turn-Key Flex®, Powered Base Building®, Colocation, and Non-Tech leases signed during the quarter ended December 31, 2016.

Constant-Currency Growth
FX Represents ~ 150-250 bps Drag on Reported Results



As Reported
Constant-Currency
15%
10%
5%
0%
9.4%
11.7%
8.3%
10.8%
1.4%
3.7%
5.2%
8.7%
10.2%
4Q16 / 4Q15 Revenue Growth
4Q16 / 4Q15 Adj. EBITDA Growth (1)
4Q16 / 4Q15 Same-Capital Cash NOI Growth (1)
4Q16 / 4Q15 Core FFO/sh Growth (2)
2016 / 2015 Core FFO/sh Growth (3)

Note: Constant-currency, Adjusted EBITDA, same-capital cash NOI and core FFO are non-GAAP financial measures. For a description of these measures, see the Appendix.

1) Net income for the quarter ended December 31, 2016 was $78 million. Net income for the quarter ended December 31, 2015 was ($40 million).
2) Earnings per share for the quarters ended December 31, 2016 and December 31, 2015 was $1.34 and $1.38, respectively.
3) Earnings per share for the years ended December 31, 2016 and December 31, 2015 was $5.72 and $5.26, respectively.

Sources & Uses
Ample Liquidity to Fund Future Growth

($ in billions)

Sources		Uses	
Remaining Forward Equity Offering	$0.2 Bn	Repayment of Maturing Debt	$0.1 Bn
Asset Sales	$0.1 Bn	Preferred Equity Redemption	$0.2 Bn
Cash Flow from Operations [1]	$0.4 Bn	Recurring CapEx and Leasing Costs	$0.1 Bn
Bond Issuance and / or Bank Debt	$0.5 Bn	Development CapEx [2]	$1.1 Bn
Total	**$1.2 Bn**	**Total**	**$1.5 Bn**

Revolver Borrowings: ~$260mm

Note: Figures represent company estimates and projections for 2017. Actual results may vary materially.
1) Reflects cash flow from operations after dividends.
2) Includes capitalized interest.

Putting Exposure in Perspective
Benefits of Scale and Diversification on Display

USD CAD GBP EURO JPY HKD SGD AUD

4Q16 EXPOSURE BY REVENUE



1%
80%
8%
4%
0%
0%
5%
2%

4Q16 EXCHANGE RATES (2)

U.S. DOLLAR / POUND STERLING
18% INCREASE

U.S. DOLLAR / EURO
2% INCREASE

2017 EXPOSURE (1)



1.1%
GBP +/- 10%
Midpoint of Guidance $5.90 – $6.10
0.5%
LIBOR
+/- 100 bps
0.4%
EUR +/- 10%
0.1%
WTI +/- $10 per barrel

1) Based on the midpoint of 2017 core FFO per share guidance of $5.90 - $6.10.
2) Based on average exchange rates for the quarter ending December 31, 2016 compared to average exchange rates for the quarter ending December 31, 2015.

Well-Laddered Debt Maturity Schedule
Nominal Near-Term Maturities; No Bar Too Tall

DEBT MATURITY SCHEDULE (1) *($ in billions)*



Secured Mortgage Debt
Pro Rata Share of JV Debt
Unsecured Term Loan
Unsecured Green Bonds
Unsecured Prudential Shelf Facility
Unsecured Notes
Unsecured Global Facility
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$0.1
$0.1
$0
$1.0
$1.8
$0.8
$0.7
$0.6
$0.9
2017
2018
2019
2020
2021
2022
2023
2024
2025

CURRENT CAPITAL STRUCTURE (1)



Variable Rate Debt
3%
Fixed Rate Debt
22%
Preferred
4%
Equity
71%



Floating Rate Debt
10%
Fixed Rate Debt
90%

1) As of December 31, 2016. Based on DLR closing stock price of $107.20 on February 10, 2017. Includes Digital Realty's pro rata share of unconsolidated joint venture debt.

Q&A



DIGITAL REALTY

Consistent Execution on Strategic Vision
Delivering Current Results, Seeding Future Growth

Successful 2016 Initiatives

ALLOCATING CAPITAL PRUDENTLY
Met or exceeded Telx underwriting targets, closed strategic European Portfolio acquisition

ENHANCING PRODUCT OFFERINGS
Launched Service Exchange, expanded Partners & Alliances, extended colocation footprint

DELIVERING DOUBLE-DIGIT AFFO/SH GROWTH
Quality of earnings improving, growth in cash flow accelerating

STRENGTHENING THE BALANCE SHEET
Reduced leverage, secured and floating rate debt

APPENDIX



DIGITAL REALTY

Robust Long-Term Demand, Lumpy Near-Term Signings
Diverse Customer Base + Product Offerings

Historical Lease Signings
Trailing Four-Quarter Average
Annualized GAAP Base Rent (2)

Product Type	Total s.f. Signed (1)	Annualized GAAP Base Rent / s.f. (2)	Annualized GAAP Base Rent (2)
Turn-Key Flex®	136,702	$186	$23.9 million
Powered Base Building®	2,588	$54	$0.1 million
Colocation	24,905	$272	$6.8 million
Non-Technical	27,697	$34	$0.6 million
Interconnection	0	$0	$7.7 million
Total	**191,892**	**$191**	**$39.1 million**



$ in millions
$60
$40
$20
$0
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q
2009
2010
2011
2012
2013
2014
2015
2016

Note: Darker shading represents interconnection signings.
1) Includes signings for new and re-leased space.
2) GAAP rental revenues include total rent for new lease and expansions. The timing between lease signing and lease commencement (and receipt of rents) may be significant.

U.S. Major Metro Area Data Center Supply (1)

Supply Largely Concentrated in Most Active Metro Areas


in megawatts
4Q16
Current Supply (1)
New Construction
Digital Realty Inventory (2)
120
100
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley


in megawatts
3Q16
Current Supply (1)
New Construction
Digital Realty Inventory (2)
120
100
80
60
40
20
0
Boston
Chicago
Dallas
Houston
N Virgina
NY Metro
Phoenix
Silicon Valley

1) Reflects management's estimates of available supply, including sub-lease availability.
2) Represents Digital Realty's available finished data center space and available active data center construction.

Appendix

The information included in this presentation contains certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and, therefore, may not be comparable. The non-GAAP financial measures should not be considered an alternative to net income or any other GAAP measurement of performance and should not be considered an alternative to cash flows from operating, investing or financing activities as a measure of liquidity.

FUNDS FROM OPERATIONS (FFO)

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from real estate transactions, excluding a gain from a pre-existing relationship, impairment charges, real estate related depreciation and amortization (excluding amortization of deferred financing costs), non-controlling interests in operating partnership and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions and after adjustments for unconsolidated partnerships and joint ventures, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs' FFO. Accordingly, FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

CORE FUNDS FROM OPERATIONS (Core FFO)

We present core funds from operations, or core FFO, as a supplemental operating measure because, in excluding certain items that do not reflect core revenue or expense streams, it provides a performance measure that, when compared year over year, captures trends in our core business operating performance. We calculate core FFO by adding to or subtracting from FFO (i) termination fees and other non-core revenues, (ii) transaction and integration expenses, (iii) loss from early extinguishment of debt, (iv) issuance costs associated with redeemed preferred stock, (v) change in fair value of contingent consideration, (vi) severance, equity acceleration, and legal expenses, (vii) bridge facility fees, (viii) loss on currency forwards and (ix) other non-core expense adjustments. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

CONSTANT-CURRENCY CORE FUNDS FROM OPERATIONS

We calculate constant-currency core funds from operations by adjusting the core funds from operations for foreign currency translations.

ADJUSTED FUNDS FROM OPERATIONS (AFFO)

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from core FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) amortization of debt discount/premium, (iv) non-cash stock-based compensation expense, (v) straight-line rent revenue, (vi) straight-line rent expense, (vii) above- and below-market rent amortization, (viii) deferred non-cash tax expense, (ix) capitalized leasing compensation, (x) recurring capital expenditures and (xi) capitalized internal leasing commissions. Other REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other REITs' AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

Appendix

EBITDA and Adjusted EBITDA:

We believe that earnings before interest, loss from early extinguishment of debt, income taxes and depreciation and amortization, or EBITDA, and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and, with respect to Adjusted EBITDA, severance-related expense, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on real estate transactions, (gain) on settlement of pre-existing relationship with Telx, loss on currency forwards, other non-core expense adjustments, noncontrolling interests, preferred stock dividends and issuance costs associated with redeemed preferred stock. Adjusted EBITDA is EBITDA excluding severance-related expense, equity acceleration, and legal expenses, transaction and integration expenses, (gain) on real estate transactions, non-cash (gain) on lease termination, (gain) on settlement of pre-existing relationship with Telx, loss on currency forwards, other non-core expense adjustments, noncontrolling interests, preferred stock dividends and issuance costs associated with redeemed preferred stock. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Other REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other REITs' EBITDA and Adjusted EBITDA. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income computed in accordance with GAAP as a measure of our financial performance.

Core EBITDA

Core EBITDA is a non-GAAP financial metric that Telx uses as a supplemental measure of its operating performance that adjusts net loss to eliminate the impact of certain items that it does not consider indicative of its core operating performance. We believe that Core EBITDA is a useful supplemental performance measure because it allows investors to view Telx's performance without the impact of noncash depreciation and amortization, the cost of debt, deferred rent expenses, stock-based compensation expenses, sponsor management fees and transaction costs. Other companies may calculate Core EBITDA or similar metrics differently; accordingly, the Core EBITDA presented herein may not be comparable to other companies' Core EBITDA or similar metrics.

NET OPERATING INCOME (NOI) AND CASH NOI

Net Operating Income (NOI) and Cash NOI: Net operating income, or NOI, represents rental revenue, interconnection and other revenue and tenant reimbursement revenue less utilities, rental property operating expenses, repair and maintenance expenses, property taxes and insurance expenses (as reflected in the statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company's rental portfolio. Cash NOI is NOI less straight-line rents, net, and above and below market rent amortization. Cash NOI is commonly used by stockholders, company management and industry analysts as a measure of property operating performance on a cash basis. However, because NOI and cash NOI exclude depreciation and amortization and capture neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI and cash NOI as measures of our performance is limited. Other REITs may not calculate NOI and cash NOI in the same manner we do and, accordingly, our NOI and cash NOI may not be comparable to such other REITs' NOI and cash NOI. Accordingly, NOI and cash NOI should be considered only as supplements to net income computed in accordance with GAAP as measures of our performance.

SAME-CAPITAL CASH NOI

Same-capital Cash NOI is Cash NOI (as defined above) calculated for "Same-capital" properties. "Same-capital" properties are defined as properties owned as of December 31, 2015 with less than 5% of total rentable square feet under development and excludes properties that were undergoing, or were expected to undergo, development activities in 2016-2017, properties classified as held for sale, and properties sold or contributed to joint ventures for all periods presented.

Forward-Looking Statements

The information included in this presentation contains forward-looking statements. Such statements are based on management's beliefs and assumptions made based on information currently available to management. Such forward-looking statements include statements relating to: our economic outlook; opportunities and strategies, including ROIC, recycling assets and capital, and sources of growth; the expected timing, locations, benefits and product offerings for Service Exchange; the expected effect of foreign currency translation adjustments on our financials; business drivers; sources and uses; our expected development plans and completions, including timing, total square footage, IT capacity and raised floor space upon completion; expected availability for leasing efforts and colocation initiatives; organizational initiatives; our expected product offerings; joint venture opportunities; occupancy and total investment; our expected investment in our properties; our estimated time to stabilization and targeted returns at stabilization of our properties; our expected future acquisitions; acquisitions strategy; available inventory and development strategy; the signing and commencement of leases, and related rental revenue; lag between signing and commencement of leases; our expected same store portfolio growth; our expected growth and stabilization of development completions and acquisitions; our expected mark-to-market rates on lease expirations, lease rollovers and expected rental rate changes; our expected yields on investments; our expectations with respect to capital investments at lease expiration on existing Turn-Key Flex space; barriers to entry; competition; debt maturities; lease maturities; our expected returns on invested capital; estimated absorption rates; our other expected future financial and other results, and the assumptions underlying such results; our top investment geographies and market opportunities; our expected colocation expansions; our ability to access the capital markets; expected time and cost savings to our customers; our customers' capital investments; our plans and intentions; future data center utilization, utilization rates, growth rates, trends, supply and demand, and demand drivers; datacenter outsourcing trends; datacenter expansion plans; estimated kW/MW requirements; growth in the overall Internet infrastructure sector and segments thereof; the replacement cost of our assets; the development costs of our buildings, and lead times; estimated costs for customers to deploy or migrate to a new data center; capital expenditures; the effect new leases and increases in rental rates will have on our rental revenues and results of operations; lease expiration rates; our ability to borrow funds under our credit facilities; estimates of the value of our development portfolio; our ability to meet our liquidity needs, including the ability to raise additional capital; the settlement of our forward sales agreements; credit ratings; capitalization rates, or cap rates, potential new locations; the expected impact of our global expansion; dividend payments and our dividend policy; projected financial information and covenant metrics; annualized; other forward-looking financial data; leasing expectations; our exposure to tenants in certain industries; our expectations and underlying assumptions regarding our sensitivity to fluctuations in foreign exchange rates and energy prices; and the sufficiency of our capital to fund future requirements. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and discussions which do not relate solely to historical matters. Such statements are subject to risks, uncertainties and assumptions, are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control that may cause actual results to vary materially. Some of the risks and uncertainties include, among others, the following: the impact of current global economic, credit and market conditions; current local economic conditions in the geographies in which we operate; decreases in information technology spending, including as a result of economic slowdowns or recession; adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges); our dependence upon significant tenants; bankruptcy or insolvency of a major tenant or a significant number of smaller tenants; defaults on or non-renewal of leases by tenants; our failure to obtain necessary debt and equity financing; risks associated with using debt to fund our business activities, including re-financing and interest rate risks, our failure to repay debt when due, adverse changes in our credit ratings or our breach of covenants or other terms contained in our loan facilities and agreements; financial market fluctuations; changes in foreign currency exchange rates; our inability to manage our growth effectively; difficulty acquiring or operating properties in foreign jurisdictions; our failure to successfully integrate and operate acquired or developed properties or businesses; the suitability for our properties and data center infrastructure, delays or disruptions in connectivity, failure of our physical or information system infrastructure or services or availability of power; risks related to joint venture investments, including as a result of our lack of control of such investments; delays or unexpected costs in development of properties; decreased rental rates, increased operating costs or increased vacancy rates; increased competition or available supply of data center space; our inability to successfully develop and lease new properties and development space; difficulties in identifying properties to acquire and completing acquisitions; our inability to acquire off-market properties; the impact of the United Kingdom's referendum on withdrawal from the European Union on global financial markets and our business; our inability to comply with the rules and regulations applicable to reporting companies; our failure to maintain our status as a REIT; possible adverse changes to tax laws; restrictions on our ability to engage in certain business activities; environmental uncertainties and risks related to natural disasters; losses in excess of our insurance coverage; changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and changes in local, state and federal regulatory requirements, including changes in real estate and zoning laws and increases in real property tax rates. The risks described above are not exhaustive, and additional factors could adversely affect our business and financial performance, including those discussed in our annual report on Form 10-K for the year ended December 31, 2015, as amended, and subsequent filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

	Three Months Ended		Year Ended	
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
FFO available to common stockholders and unitholders -- basic and diluted	$ 255,377	$ 117,538	$ 867,662	$ 687,896
Weighted average common stock and units outstanding	161,317	148,388	152,360	141,108
Add: Effect of dilutive securities	743	712	726	618
Weighted average common stock and units outstanding -- diluted	162,060	149,100	153,086	141,726

Reconciliation of Telx Core EBITDA

(unaudited)

(in thousands)

	Three Months Ended December 31, 2016
Net Loss	$5,095
Income Tax Expense (Benefit)	(197)
Interest Expense, net	804
Depreciation & Amortization	31,935
EBITDA	**$37,637**
Plus: Non-Cash Rent	6,832
Plus: Non-Cash Compensation	211
Plus: Transaction Expenses and Other	46
Less: Synergies	(2,571)
Core EBITDA	**$42,154**

Reconciliation of Telx Core EBITDA

(unaudited)

(in thousands)

	Twelve Months Ended December 31, 2016
Net Loss	($7,906)
Income Tax Expense (Benefit)	54
Interest Expense, net	3,085
Depreciation & Amortization	139,887
EBITDA	**$135,120**
Plus: Non-Cash Rent	30,483
Plus: Non-Cash Compensation	1,078
Plus: Transaction Expenses and Other	2,047
Less: Synergies	(9,731)
Core EBITDA	**$158,997**

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Net Income Available to Common Stockholders to Funds From Operations (FFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net income (loss) available to common stockholders	$ 77,682	$ (40,039)	$ 332,088	$ 217,266
Adjustments:				
Noncontrolling interests in operating partnership	1,154	(708)	5,298	4,442
Real estate related depreciation and amortization (1)	173,523	170,095	682,810	563,729
Real estate related depreciation and amortization related to investment in unconsolidated joint ventures	2,823	2,867	11,246	11,418
Impairment charge on Telx trade name	-	-	6,122	-
(Gain) loss on sale of properties	195	(322)	(169,902)	(94,604)
Gain on settlement of pre-existing relationships with Telx	-	(14,355)	-	(14,355)
FFO available to common stockholders and unitholders	$ 255,377	$ 117,538	$ 867,662	$ 687,896
Basic FFO per share and unit	$ 1.58	$ 0.79	$ 5.69	$ 4.88
Diluted FFO per share and unit	$ 1.58	$ 0.79	$ 5.67	$ 4.85
Weighted average common stock and units outstanding				
Basic	161,317	148,388	152,360	141,108
Diluted	162,060	149,100	153,086	141,726
(1) Real estate related depreciation and amortization was computed as follows:				
Depreciation and amortization per income statement	176,581	172,956	699,324	570,527
Impairment charge on Telx trade name	-	-	(6,122)	-
Non-real estate depreciation	(3,058)	(2,861)	(10,392)	(6,798)
	$ 173,523	$ 170,095	$ 682,810	$ 563,729

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Funds From Operations (FFO) to Core Funds From Operations (CFFO)
(in thousands, except per share and unit data)
(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
FFO available to common stockholders and unitholders -- diluted	$ 255,377	$ 117,538	$ 867,662	$ 687,896
Termination fees and other non-core revenues [3]	(33,104)	-	(33,197)	680
Significant transaction expenses	8,961	3,099	20,491	17,400
Loss from early extinguishment of debt	29	-	1,011	148
Costs on redemption of preferred stock	-	-	10,328	-
Change in fair value of contingent consideration [4]	-	-	-	(44,276)
Severance accrual and equity acceleration [5]	672	6,125	6,208	5,146
Loss on currency forwards	-	-	3,082	-
Bridge facility fees	-	-	-	3,903
Other non-core expense adjustments [6]	236	79,172	213	75,261
CFFO available to common stockholders and unitholders -- diluted	$ 232,171	$ 205,934	$ 875,798	$ 746,158
Diluted CFFO per share and unit	$ 1.43	$ 1.38	$ 5.72	$ 5.26

(3) Includes one-time fees, proceeds and certain other adjustments that are not core to our business.
(4) Relates to earn-out contingency in connection with Sentrum Portfolio acquisition.
(5) Relates to severance charges related to the departure of company executives.
(6) Includes reversal of accruals and certain other adjustments that are not core to our business.

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries

Reconciliation of Net Income Available to Common Stockholders to Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA

(in thousands)

(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net income (loss) available to common stockholders	$ 77,682	$ (40,039)	$ 332,088	$ 217,266
Interest	56,226	61,717	236,480	201,435
Loss from early extinguishment of debt	29	-	1,011	148
Taxes	2,304	268	10,385	6,451
Depreciation and amortization	176,581	172,956	699,324	570,527
EBITDA	312,822	194,902	1,279,288	995,827
Change in fair value of contingent consideration	-	-	-	(44,276)
Severance accrual and equity acceleration	672	6,125	6,208	5,146
Transactions	8,961	3,099	20,491	17,400
Gain on sale of properties	195	(322)	(169,902)	(94,604)
Non-cash gain on lease termination	(29,205)	-	(29,205)	-
(Gain) on settlement of pre-existing relationship with Telx	-	(14,355)	-	(14,355)
Loss on currency forwards	-	-	3,082	-
Other non-core expense adjustments	236	75,269	213	75,261
Noncontrolling interests	1,065	(590)	5,665	4,902
Preferred stock dividends	17,393	24,056	83,771	79,423
Issuance costs associated with redeemed preferred stock	-	-	10,328	-
Adjusted EBITDA	$ 312,139	$ 288,184	$ 1,209,939	$ 1,024,724

Reconciliation of Non-GAAP Items To Their Closest GAAP Equivalent

Digital Realty Trust, Inc. and Subsidiaries
Reconciliation of Same Capital Cash Net Operating Income
(in thousands)
(unaudited)

	Three Months Ended		Year Ended	
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Rental revenues	$ 203,456	$ 206,239	$ 819,848	$ 820,862
Tenant reimbursements - Utilities	34,106	34,650	142,905	146,760
Tenant reimbursements - Other	16,448	20,346	70,212	67,319
Interconnection and other	1,863	1,515	6,509	5,257
Total Revenue	255,873	262,750	1,039,474	1,040,198
Utilities	35,535	35,974	148,614	153,221
Rental property operating	20,356	20,688	80,034	83,006
Repairs & maintenance	17,701	17,706	66,206	68,489
Property taxes	15,203	16,549	61,876	54,930
Insurance	1,641	1,673	6,603	6,699
Total Expenses	90,436	92,590	363,333	366,345
Net Operating Income	$ 165,437	$ 170,160	$ 676,141	$ 673,853
Less:				
Stabilized straight-line rent	$ (78)	$ 4,023	$ 6,085	$ 18,224
Above and below market rent	2,191	2,789	9,122	11,862
Cash Net Operating Income	$ 163,324	$ 163,348	$ 660,934	$ 643,767